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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-66157 of NorAm Energy Corp. ("NorAm") on Form S-3 of our report dated February 20, 1998 appearing in the Annual Report on Form 10-K of NorAm for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP
Houston, Texas
October 29, 1998